Global Atlantic Portfolios

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated March 19, 2019

to the Prospectus and Summary Prospectuses dated April 27, 2018, each as supplemented to date (the “Prospectuses”)

Upon the recommendation of Global Atlantic Investment Advisors, LLC, the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”) approved (i) a proposal to liquidate each of Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (each, a “Liquidating Portfolio”), each a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of each Portfolio and its shareholders to liquidate the Portfolios.

Each Liquidating Portfolio will be liquidated on or about May 31, 2019 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Portfolios are no longer available for purchase. To the extent there are any dividends prior to the Liquidation Date, they will continue to be either reinvested in a Portfolio’s shares or paid in cash, depending on each shareholder’s current election, as disclosed in the Prospectus.

Liquidation of Assets. On or after March 19, 2019, each Liquidating Portfolio shall cease its business and may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that each Portfolio’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidations, all outstanding shares of a Portfolio on the Liquidation Date will be automatically redeemed by the Portfolio. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in a Portfolio’s net assets plus accrued and unpaid earnings of the Portfolio at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of a Portfolio and receive the net asset value thereof in accordance with the procedures provided in the Portfolio’s Prospectus.

Shares of each Liquidating Portfolio are sold through variable insurance contracts (“Contracts”) issued by Forethought Life Insurance Company. Holders of Contracts (“Contract Holders”) should review their Contract prospectus, as supplemented, for more information regarding their options under their Contracts.

U.S. Federal Income Tax Matters. The liquidation is not expected to be a taxable event for a Portfolio or any Contract Holders. To avoid federal income and excise taxes, each Portfolio intends to distribute any earnings not previously distributed prior to the end of its final taxable year. Prior to any distribution to shareholders, each Portfolio will declare dividends, if any, of an amount sufficient to satisfy its income and excise tax distribution requirements for its final taxable year. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

This Supplement and the Summary Prospectuses, Prospectus, and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

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